UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2011 Annual Report to Shareholders

DWS Strategic High Yield Tax-Free Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
36 Statement of Assets and Liabilities
38 Statement of Operations
39 Statement of Cash Flows
40 Statement of Changes in Net Assets
41 Financial Highlights
46 Notes to Financial Statements
57 Report of Independent Registered Public Accounting Firm
58 Tax Information
59 Summary of Management Fee Evaluation by Independent Fee Consultant
63 Board Members and Officers
67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2011
Average Annual Total Returns as of 5/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	1.37%	3.64%	3.53%	4.75%
Class B	0.61%	2.86%	2.75%	3.94%
Class C	0.61%	2.87%	2.78%	3.96%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-1.42%	2.68%	2.95%	4.46%
Class B (max 4.00% CDSC)	-2.28%	2.26%	2.59%	3.94%
Class C (max 1.00% CDSC)	0.61%	2.87%	2.78%	3.96%
No Sales Charges					Life of Institutional Class*
Class S	1.63%	3.90%	3.78%	4.92%	N/A
Institutional Class	1.66%	3.92%	3.83%	N/A	4.56%
Barclays Capital Municipal Bond Index+	3.18%	5.06%	4.78%	5.02%	4.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated November 23, 2010 are 1.05%, 1.82%, 1.84%, 0.98% and 0.79% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic High Yield Tax-Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/11	$11.78	$11.78	$11.79	$11.79	$11.79
5/31/10	$12.23	$12.23	$12.24	$12.24	$12.24
Distribution Information: Twelve Months as of 5/31/11: Income Dividends	$.61	$.52	$.52	$.64	$.64
May Income Dividend	$.0534	$.0461	$.0460	$.0557	$.0560
SEC 30-day Yield++ as of 5/31/11	4.83%	4.21%	4.21%	5.21%	5.23%
Tax Equivalent Yield++ as of 5/31/11	7.43%	6.48%	6.48%	8.02%	8.05%
Current Annualized Distribution Rate++ as of 5/31/11	5.44%	4.70%	4.68%	5.67%	5.70%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2011 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.68%, 4.04%, 4.13%, 5.12% and 5.14% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.29%, 4.53%, 4.60%, 5.58% and 5.61% for Classes A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	75	of	124	60
3-Year	21	of	102	21
5-Year	8	of	78	11
10-Year	6	of	64	10
Class B 1-Year	100	of	124	80
3-Year	35	of	102	34
5-Year	22	of	78	28
10-Year	22	of	64	34
Class C 1-Year	100	of	124	80
3-Year	34	of	102	34
5-Year	20	of	78	26
10-Year	21	of	64	33
Class S 1-Year	65	of	124	52
3-Year	10	of	102	10
5-Year	4	of	78	6
10-Year	2	of	64	4
Institutional Class 1-Year	64	of	124	52
3-Year	9	of	102	9
5-Year	3	of	78	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2010 to May 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,008.50	$1,004.70	$1,004.70	$1,009.80	$1,009.90
Expenses Paid per $1,000**	$5.21	$8.95	$8.95	$3.96	$3.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,019.75	$1,016.01	$1,016.01	$1,020.99	$1,021.09
Expenses Paid per $1,000**	$5.24	$9.00	$9.00	$3.98	$3.88

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax-Free Fund	1.04%	1.79%	1.79%	.79%	.77%

Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,008.50	$1,004.70	$1,004.70	$1,009.80	$1,009.90
Expenses Paid per $1,000**	$4.66	$8.40	$8.40	$3.41	$3.31
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,020.29	$1,016.55	$1,016.55	$1,021.54	$1,021.64
Expenses Paid per $1,000**	$4.68	$8.45	$8.45	$3.43	$3.33

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax-Free Fund	.93%	1.68%	1.68%	.68%	.66%

* Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Strategic High Yield Tax-Free Fund posted a return of 1.37% for the 12 months ended May 31, 2011 (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 3.18% for the same year.1 The fund's average peer in the Lipper High-Yield Municipal Debt Funds category returned 1.62%.2 (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The municipal market has continued to be dogged by concerns over the finances of states and localities, with California, New York and Illinois generating many of the negative headlines. As the fiscal year began, investor demand for municipals was supported to a degree by the very low yields available on Treasuries and cash equivalents. In addition, existing long-term issues benefited from reduced new tax-free supply as municipal issuers took advantage of the American Recovery and Reinvestment Act to issue taxable Build America Bonds (BABs) with interest rates in effect subsidized by the federal government.3
Municipal Bond Yield Curve (as of 5/31/10 and 5/31/11)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

As the year progressed, a number of issues weighed on the municipal market, leading to sharp outflows from municipal bond mutual funds. These issues included investor anticipation that the BABs program would not be extended past 2010, potentially leading to a higher volume of tax-free supply. Adding to the downward pressure on prices was a rise in interest rates generally as Treasuries sold off. Finally, the very real budget struggles of state and local issuers received heightened press attention late in 2010. The net result was a -4.17% return for municipals over the fourth quarter of 2010, one of the worst quarters in the history of the municipal bond market. Municipals overall assumed a generally positive trend over the first five months of 2011, helped by a decrease of more than 50% in the supply of new issues versus the same period in 2010. In addition, municipals as an asset class have attracted interest from buyers seeking higher yields than those available in the taxable market.

The US Federal Reserve Board (the Fed) maintained its zero interest rate policy over the 12 months, keeping the benchmark federal funds rate (overnight bank lending rate) within the target range of 0% to 0.25%. Rates fell on short- and intermediate-term municipal issues and rose on longer-term issues, resulting in a steeper curve by year end.4 Since a bond's yield moves in the opposite direction of its price, this meant that performance of long-term municipal bonds was generally weaker than among shorter issues. Specifically, the two-year bond yield decreased 14 basis points from 0.58% to 0.44%, while the 30-year yield rose 30 basis points from 4.00% to 4.30%, resulting in a total steepening of 44 basis points. (See the graph on page 9 for municipal bond yield changes from the beginning to the end of the year.) Municipal credit spreads — the yield advantage provided by lower-quality issues — widened for many issues rated A or BBB for the 12 months.5

Positive Contributors to Fund Performance

The fund's exposure to California general obligations helped returns as these issues bucked the broader trend and experienced credit spread narrowing for longer maturities.6

The fund's positions in prepaid gas utility bonds backed by broker-dealers helped relative performance for the year ending May 31, 2011.

The fund has had relatively modest exposure to tobacco-related issues, which helped performance versus many of its high-yield peers as the sector was impacted by credit spread widening.

Negative Contributors to Fund Performance

During the year, we hedged a portion of the fund's assets against interest rate changes using LIBOR (London Interbank Offered Rate, a benchmark for taxable interest rates) swaps. With a LIBOR swap, we in effect take a short position against the taxable market in order to manage the fund's overall duration and interest rate sensitivity. This hurt fund returns as the taxable market outperformed municipals across most maturities during the year, meaning that the value of the short position declined more than the equivalent long municipal position.

Given a steep yield curve, we have looked to increase exposure to bonds with maturities over 20 years. This detracted from relative performance as the yield curve steepened further and rates rose on longer-maturity issues.

Outlook and Positioning

Municipal yields are at attractive levels on an historical basis versus US Treasury bonds, especially for longer-term issues. To illustrate, at the end of May, the 10-year municipal bond was yielding approximately 87% of the comparable maturity Treasury bond, while the 30-year municipal was yielding nearly 102% of the comparable Treasury. Municipals also carry attractive yields versus long-term high-grade corporates, which could continue to draw support from buyers who normally focus on taxable investments. Given a continued steep yield curve, we are focusing purchases on bonds with maturities in the 20-year-and-longer range.

While revenues have been increasing, state and local governments continue to be challenged to enact the spending cuts and tax increases necessary to balance their budgets. With this backdrop, the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. We monitor the fund's holdings and will not hesitate to take appropriate action if there are signs of credit deterioration. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification, while seeking to maintain an attractive dividend and minimize capital gains distributions.7

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic High Yield Tax-Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Philip G. Condon

Lead Portfolio Manager

Rebecca L. Flinn

A. Gene Caponi, CFA

Portfolio Managers

1 The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper High-Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the 1-, 5- and 10-year periods, this category's average return was 1.62% (124 funds), 1.30% (78 funds) and 3.69% (64 funds), respectively, as of 5/31/11. It is not possible to invest directly in a category or any index.

3 Build America Bonds (BABs) were first introduced in 2008 as part of the American Recovery and Reinvestment Act. Designed to lower the cost of borrowing for state and local governments to finance new projects, these bonds are taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers.

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities.

5 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

6 General Obligation Bonds are bonds that are backed by the taxing power of the state or local government or municipality and not by the revenue from the project the bond is funding.

7 Diversification neither assures a profit nor guarantees against a loss.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	5/31/11	5/31/10

Revenue Bonds	85%	82%
General Obligation Bonds	13%	14%
ETM/Prerefunded	1%	3%
Lease Obligations	1%	1%
	100%	100%

Quality	5/31/11	5/31/10

AAA	5%	6%
AA	11%	12%
A	24%	23%
BBB	31%	31%
BB	5%	7%
B	2%	1%
CCC	2%	2%
Not Rated	20%	18%
	100%	100%

Interest Rate Sensitivity	5/31/11	5/31/10

Effective Maturity	13.9 years	11.7 years
Effective Duration	7.4 years	7.2 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Top Five State/Territory Allocations (As a % of Investment Portfolio)	5/31/11	5/31/10

Texas	15%	14%
California	9%	11%
Florida	7%	8%
Commonwealth of Puerto Rico	6%	6%
Pennsylvania	6%	5%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2011
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.2%
Alabama 0.4%
Mobile, AL, Industrial Development Board Dock & Wharf Revenue, Holnam, Inc. Project, Series A, 0.2%***, 6/1/2032, LOC: Bayerische Landesbank	1,500,000	1,500,000
Mobile, AL, Infirmary Health Systems Special Care Facilities Financing Authority Revenue, Series A, 0.16%***, 2/1/2040, LOC: Bank of Nova Scotia	1,600,000	1,600,000
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	1,733,780
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	1,659,560
		6,493,340
Arizona 1.3%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	3,854,560
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,362,536
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power:
5.75%, 9/1/2029	2,250,000	2,264,827
Series A, 6.375%, 9/1/2029	5,000,000	5,030,100
Yavapai County, AZ, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1, 144A, AMT, 4.9%, 3/1/2028	5,000,000	4,697,400
		20,209,423
California 9.1%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.125%, 4/1/2039	10,000,000	10,129,300
Series F-1, 5.5%, 4/1/2043	10,000,000	10,388,200
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	8,750,000	9,878,312
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	4,701,100
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series A-1, 5.75%, 6/1/2047	1,665,000	1,147,851
California, State General Obligation:
5.0%, 8/1/2034	5,185,000	5,090,426
5.5%, 3/1/2040	5,130,000	5,271,126
California, State General Obligation, Various Purposes:
5.0%, 11/1/2032	10,000,000	9,993,000
5.0%, 6/1/2037	10,000,000	9,695,800
5.0%, 11/1/2037	9,145,000	8,864,340
5.0%, 12/1/2037	5,000,000	4,846,550
5.0%, 4/1/2038	2,650,000	2,564,299
5.75%, 4/1/2031	23,360,000	25,068,784
California, State Public Works Board, Lease Revenue, Capital Projects:
Series A-1, 6.0%, 3/1/2035	10,175,000	10,477,299
Series I-1, 6.375%, 11/1/2034	5,000,000	5,291,300
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	609,479
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	6,035,000	6,070,244
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 5.125%, 11/1/2039	10,400,000	10,650,848
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay South Redevelopment, Series D, 7.0%, 8/1/2041	1,400,000	1,433,348
		142,171,606
Colorado 1.9%
Colorado, E-470 Public Highway Authority Revenue:
Series C, 5.375%, 9/1/2026	2,000,000	1,870,360
Series A-1, 5.5%, 9/1/2024, INS: NATL	3,500,000	3,422,440
Colorado, Health Facilities Authority Revenue, Christian Living Communities Project, Series A, 5.75%, 1/1/2037	1,000,000	856,280
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	9,641,345
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	1,869,600
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028, GTY: Merrill Lynch & Co., Inc.	6,365,000	6,734,170
Colorado, Regional Transportation District, Private Activity Revenue, Denver Transit Partners, 6.0%, 1/15/2041	2,000,000	2,005,400
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,414,887
		28,814,482
Connecticut 2.0%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	20,000,000	21,153,200
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,067,510
Hamden, CT, Facility Revenue, Whitney Center Project, Series A, 7.625%, 1/1/2030	1,200,000	1,241,424
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031*	7,295,000	2,789,462
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010*	2,000,000	701,000
Series B, 144A, Zero Coupon, 9/1/2011*	2,000,000	701,000
Series B, 144A, Zero Coupon, 9/1/2012*	2,000,000	807,000
Series B, 144A, Zero Coupon, 9/1/2013*	2,000,000	716,260
Series B, 144A, Zero Coupon, 9/1/2014*	2,000,000	654,980
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012*	1,000,000	434,780
		31,266,616
Delaware 0.1%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	772,790
Florida 8.1%
Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Santa Fe I Apartments, AMT, 0.25%***, 12/15/2038, LOC: Citibank NA	3,440,000	3,440,000
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	335,000	305,162
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	6,260,000	5,144,092
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Series A, 0.18%***, 7/15/2024, LIQ: Fannie Mae	5,000,000	5,000,000
Florida, Harbourage at Braden River Community Development District, Capital Improvement Revenue, Series A, 6.125%, 5/1/2034	1,415,000	1,276,061
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	8,500,000	7,555,225
Florida, Special Assessment Revenue, East Park Community Development District, Series A, 7.5%, 5/1/2039	1,715,000	1,348,110
Florida, Tolomato Community Development District, Special Assessment, 5.4%, 5/1/2037	17,820,000	13,278,751
Florida, Village Community Development District No. 9, Special Assessment Revenue, 7.0%, 5/1/2041	2,000,000	2,067,080
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, 5.125%, 11/15/2020	970,000	1,041,169
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	35,858
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	83,670
Series G, 5.125%, 11/15/2022	2,205,000	2,314,765
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	89,646
Series G, 5.125%, 11/15/2023	2,245,000	2,338,594
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	215,150
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities, University Community Hospital, Series A, Prerefunded, 5.625%, 8/15/2029	6,625,000	8,243,488
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	8,100,000	8,105,994
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033, INS: AGC	10,000,000	9,599,300
Series A-1, 5.5%, 10/1/2041	5,000,000	5,001,400
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	5,000,000	4,934,650
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	3,650,000	3,686,354
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	4,582,550
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	922,930
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,448,186
Palm Beach County, FL, Health Facilities Authority, Retirement Community Revenue, Acts Retirement-Life Communities, Inc., 5.5%, 11/15/2033	9,000,000	8,323,470
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027, INS: NATL	2,500,000	2,232,350
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	7,393,680
Series A, 144A, 5.75%, 10/1/2022	9,500,000	9,267,725
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2024	1,000,000	1,040,470
5.0%, 8/15/2025	5,000,000	5,147,350
		126,463,230
Georgia 3.5%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	2,579,910
Atlanta, GA, Tax Allocation, Beltline Project, Series B, 7.375%, 1/1/2031	4,915,000	5,004,256
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,045,000	899,087
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.375%, 11/1/2039, INS: AGMC	10,000,000	10,216,700
Series A, 6.25%, 11/1/2034	10,000,000	10,760,800
De Kalb County, GA, Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center, Inc. Project, 6.125%, 9/1/2040	7,500,000	7,067,775
Georgia, Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates-Southeast Health, Series A, 5.625%, 8/1/2034	5,500,000	5,488,945
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019 (a)	10,000,000	10,592,900
Series A, 5.5%, 9/15/2024	2,440,000	2,437,731
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%, 1/1/2012	115,000	117,657
Series Z, ETM, 5.5%, 1/1/2012	30,000	30,920
		55,196,681
Guam 0.9%
Government of Guam, General Obligation, Series A, 7.0%, 11/15/2039	10,155,000	10,482,194
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,307,007
Guam, Power Authority Revenue, Series A, 5.5%, 10/1/2030	3,000,000	2,859,120
		14,648,321
Hawaii 1.9%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2034	15,000,000	14,907,900
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, 15 Craigside Project, Series A, 9.0%, 11/15/2044	2,000,000	2,187,860
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co.:
Series B, AMT, 4.6%, 5/1/2026, INS: FGIC	11,790,000	10,146,002
6.5%, 7/1/2039, GTY: Hawaiian Electric Co.	2,500,000	2,515,575
		29,757,337
Illinois 5.1%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029, INS: AGMC	175,000	175,893
Chicago, IL, O'Hare International Airport Revenue, Third Lien, Series B, 6.0%, 1/1/2041	5,425,000	5,684,369
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	11,000,000	9,844,450
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg:
Series A, 5.625%, 2/15/2037	5,000,000	3,909,600
7.25%, 2/15/2045	4,000,000	3,844,080
Illinois, Finance Authority Revenue, Park Place of Elmhurst:
Series D-3, 6.25%, 8/15/2015	1,505,000	1,486,820
Series A, 8.125%, 5/15/2040	8,000,000	7,795,600
Illinois, Finance Authority Revenue, Provena Health, Series C, 0.11%***, 5/1/2045, LOC: JPMorgan Chase Bank	4,100,000	4,100,000
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	5,000,000	5,089,450
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028, INS: NATL	1,250,000	1,271,425
Illinois, Finance Authority Revenue, Swedish Covenant Hospital, Series A, 6.0%, 8/15/2038	7,830,000	7,544,910
Illinois, Finance Authority Revenue, The Admiral at Lake Project:
Series D-3, 6.0%, 5/15/2017	1,000,000	975,110
Series A, 7.75%, 5/15/2030	1,675,000	1,620,160
Series A, 8.0%, 5/15/2040	1,000,000	965,100
Series A, 8.0%, 5/15/2046	3,500,000	3,372,950
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,147,555
Series A, 5.875%, 2/15/2038	500,000	433,455
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place, Series B, 5.0%, 6/15/2050, INS: AGMC	8,000,000	7,294,640
Illinois, Municipal Electric Agency, Power Supply Revenue:
Series A, 5.25%, 2/1/2023, INS: FGIC, NATL	3,500,000	3,711,855
Series A, 5.25%, 2/1/2024, INS: FGIC, NATL	2,500,000	2,637,325
Illinois, Railsplitter Tobacco Settlement Authority Revenue, 6.0%, 6/1/2028	6,405,000	6,443,238
		79,347,985
Indiana 0.7%
Indiana, Finance Authority Hospital Revenue, Indiana University Health, Series D, 0.15%***, 3/1/2033, LOC: Northern Trust Co.	2,525,000	2,525,000
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,629,320
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	796,510
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A, 7.25%, 7/1/2033*	3,000,000	1,048,500
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc.:
144A, 5.5%, 9/1/2027	1,000,000	841,100
8.0%, 9/1/2041	4,000,000	4,149,240
		10,989,670
Iowa 0.7%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	1,030,480
6.0%, 6/1/2039	2,000,000	2,041,160
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	3,546,068
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	4,620,200
		11,237,908
Kansas 0.8%
Lenexa, KS, Health Care Facility Revenue, 5.5%, 5/15/2039	6,340,000	4,547,175
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, 7.25%, 5/15/2039	1,200,000	1,092,576
Wichita, KS, Hospital & Healthcare Revenue, Series 3, 5.5%, 11/15/2025	1,000,000	1,011,520
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	3,410,000	3,354,417
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	2,985,000	3,053,744
		13,059,432
Kentucky 1.3%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare, Series A, 6.625%, 10/1/2028	1,195,000	1,198,967
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	15,000,000	14,977,650
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033, INS: AGC (a)	3,635,000	3,781,127
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	1,000,000	904,420
		20,862,164
Louisiana 2.2%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project:
Series A, AMT, 5.0%, 11/1/2018	1,260,000	1,245,661
Series A, AMT, 5.75%, 9/1/2031	5,000,000	4,978,750
Louisiana, Local Government Environmental Facilities & Community Development, Westlake Chemical Corp., Series A, 6.5%, 8/1/2029	1,000,000	1,031,200
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	6,183,600
Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, 6.75%, 5/15/2041	2,500,000	2,571,000
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	4,662,750
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	14,000,000	13,516,580
		34,189,541
Maryland 2.0%
Anne Arundel County, MD, Special Obligation, National Business Park North Project, 6.1%, 7/1/2040	2,200,000	2,080,056
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2031	7,000,000	4,310,810
Series B, 5.25%, 12/1/2031	3,400,000	2,162,502
Maryland, State Health & Higher Educational Facilities Authority Revenue, Doctors Community Hospital, Inc., 5.75%, 7/1/2038	6,250,000	5,286,750
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center:
Series A, 5.0%, 7/1/2037	5,005,000	4,176,772
6.25%, 7/1/2031	2,500,000	2,544,725
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,527,559
6.0%, 1/1/2028	6,100,000	6,125,925
Montgomery County, MD, Bond Anticipation Notes, Public Improvement, 0.1%***, 6/1/2026, SPA: Wells Fargo Bank NA	2,500,000	2,500,000
		31,715,099
Massachusetts 3.8%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	8,805,000	4,349,230
AMT, 8.0%, 9/1/2035*	960,000	287,712
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Groves-Lincoln:
Series A, 7.75%, 6/1/2039	1,250,000	1,245,037
Series A, 7.875%, 6/1/2044	1,250,000	1,253,150
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015, GTY: Harvard Pilgrim Health Care	2,800,000	3,132,696
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,605,000	3,209,892
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	6,897,061
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.75%, 11/15/2035	2,300,000	1,293,175
Massachusetts, State Development Finance Agency Revenue, Tufts Medical Center, Inc., Series I, 7.25%, 1/1/2032	2,250,000	2,415,262
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,414,365
Series E-1, 5.125%, 7/1/2038	1,500,000	1,349,280
Massachusetts, State Health & Educational Facilities Authority Revenue, Jordan Hospital, Series B, 6.875%, 10/1/2015	3,870,000	3,870,232
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	2,184,120
Series E, 5.0%, 7/15/2032	3,250,000	2,763,410
Series E, 5.0%, 7/15/2037	2,750,000	2,258,272
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	370,000	370,400
Series F, 5.75%, 7/1/2029	1,480,000	1,479,956
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	7,145,000	6,917,575
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	5,000,000	4,739,850
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	4,000,000	3,679,600
Massachusetts, State Water Resources Authority Revenue, Series A-3, 0.15%***, 8/1/2037, SPA: Wells Fargo Bank NA	4,500,000	4,500,000
		59,610,275
Michigan 2.0%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	4,071,330
7.125%, 11/15/2043	1,500,000	1,364,670
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority, Zero Coupon, 7/1/2012	3,150,000	3,047,090
Detroit, MI, Sewer Disposal Revenue, Series D, 0.804%**, 7/1/2032, INS: AGMC	1,600,000	1,110,352
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community:
5.375%, 5/15/2027	1,000,000	808,930
5.5%, 5/15/2036	1,000,000	754,940
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	8,107,650
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	6,315,000	6,219,138
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Motion Picture Studios, Recovery Zone Project, Series A, 144A, 7.0%, 8/1/2040	6,000,000	5,875,140
		31,359,240
Mississippi 1.1%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	5,799,585
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	4,250,000	4,180,810
Series A, 5.8%, 5/1/2034, GTY: International Paper Co.	4,000,000	3,975,200
Series A, 6.5%, 9/1/2032	2,620,000	2,730,459
		16,686,054
Missouri 0.9%
Branson, MO, Regional Airport Transportation Development, District Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	1,250,000	540,250
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	1,833,020
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	906,380
Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights:
Series C-3, 6.5%, 5/15/2015	1,925,000	1,926,309
Series A, 8.25%, 5/15/2039	1,000,000	1,021,460
Series A, 8.25%, 5/15/2045	2,850,000	2,905,689
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	4,085,000	4,260,982
		13,394,090
Nebraska 0.4%
Douglas County, NE, Hospital Authority No. 002 Revenue, Health Facilities, Immanuel Obligation Group, 5.625%, 1/1/2040	1,500,000	1,506,510
Lancaster County, NE, Hospital Authority No.1, Health Facilities Revenue, Immanuel Obligation Group, 5.625%, 1/1/2040	2,500,000	2,428,950
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	2,936,340
		6,871,800
Nevada 0.7%
Clark County, NV, School District, Series A, 5.0%, 6/15/2022, INS: FGIC, NATL	4,830,000	5,292,473
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier, 7.375%, 1/1/2030*	6,000,000	10,500
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	4,490,300
Sparks, NV, Local Improvement Districts, Limited Obligation District No. 3, 6.75%, 9/1/2027	2,000,000	1,842,560
		11,635,833
New Hampshire 1.4%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	928,364
Series A, 5.4%, 1/1/2030	550,000	473,561
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 7.0%, 1/1/2038	5,325,000	5,756,857
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,760,000
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	915,000	915,137
5.625%, 7/1/2018	1,615,000	1,524,318
New Hampshire, State Business Finance Authority Revenue, Elliot Hospital Obligation Group, Series A, 6.125%, 10/1/2039	5,000,000	5,043,300
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	4,000,000	3,892,200
		21,293,737
New Jersey 2.0%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,004,730
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,060,045
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023, INS: NATL	1,770,000	1,799,223
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,370,500
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	11,570,000	11,650,180
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,262,151
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2029	15,965,000	11,642,796
		30,789,625
New Mexico 0.5%
Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040	7,500,000	7,150,500
New York 1.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	2,841,660
Series A, 5.75%, 11/15/2022	1,500,000	1,561,215
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of Saint Rose, Series A, 0.17%***, 7/1/2037, INS: NATL, LOC: Bank of America NA	1,500,000	1,500,000
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	915,000	938,644
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	1,892,640
New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	5,795,000	5,791,755
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,035,040
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031, GTY: AMR Corp.	1,470,000	1,500,855
AMT, 8.0%, 8/1/2028, GTY: AMR Corp.	3,000,000	3,104,340
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,514,355
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	940,775
		29,621,279
North Carolina 0.5%
Charlotte, NC, Airport Revenue, Series A, 5.0%, 7/1/2039	1,450,000	1,456,772
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,053,780
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,223,975
Wake County, NC, General Obligation, Series B, 0.15%***, 3/1/2024, SPA: Wells Fargo Bank NA	3,100,000	3,100,000
		7,834,527
Ohio 1.0%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	16,505,000	12,087,107
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project, Series 2010, 5.75%, 11/15/2040	3,000,000	2,799,060
		14,886,167
Oklahoma 0.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, Series A, 7.25%, 11/1/2045	6,500,000	6,442,475
Oregon 0.7%
Clackamas County, OR, North Clackamas School District No. 12, Series B, Step-up Coupon, 0% to 6/15/2011, 5.0% to 6/15/2023, INS: AGMC	10,420,000	11,265,791
Pennsylvania 3.8%
Allegheny County, PA, Hospital Development Authority Revenue, West Penn Allegheny Health Systems, Series A, 5.0%, 11/15/2028	9,160,000	7,137,014
Cumberland County, PA, Municipal Authority Revenue, Asbury Obligation Group, 6.125%, 1/1/2045	4,000,000	3,531,640
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	6,250,000	7,126,687
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	971,180
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	1,963,200
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	3,328,150
Series A, 5.5%, 8/15/2035	6,500,000	5,910,190
Pennsylvania, Economic Development Finance Authority, US Airways Group, Series B, 8.0%, 5/1/2029, GTY: US Airways, Inc.	1,000,000	1,026,310
Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,500,000	1,538,925
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, Series A, AMT, 6.125%, 11/1/2021	700,000	707,672
Pennsylvania, State Turnpike Commission Revenue, Series A, 6.5%, 12/1/2036	6,385,000	7,038,824
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,085,000	7,087,409
Philadelphia, PA, Gas Works Revenue, 5.25%, 8/1/2040	3,000,000	2,885,100
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	8,147,200
		58,399,501
Puerto Rico 6.1%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	25,750,000	25,829,310
Commonwealth of Puerto Rico, General Obligation, Series A, 6.0%, 7/1/2038	7,200,000	7,265,592
Commonwealth of Puerto Rico, Public Improvement, Series B, 6.5%, 7/1/2037	10,000,000	10,525,000
Puerto Rico, Electric Power Authority Revenue:
Series TT, 5.0%, 7/1/2032	5,500,000	5,165,545
Series TT, 5.0%, 7/1/2037	4,000,000	3,688,120
Series XX, 5.25%, 7/1/2040	6,665,000	6,304,290
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.25%, 7/1/2022	5,000,000	5,453,200
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	4,570,000	4,462,697
Series A, 5.75%, 8/1/2037	2,130,000	2,153,579
Series A, 6.5%, 8/1/2044	10,000,000	10,663,400
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	8,152,300
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	7,720,000	5,178,267
		94,841,300
South Carolina 0.9%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,500,750
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	1,000,000	944,470
Series A, 7.75%, 11/1/2039	4,917,000	4,014,780
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System, Series B, 5.625%, 11/15/2030	3,960,000	3,906,936
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	3,595,000	3,344,392
		13,711,328
South Dakota 0.6%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	2,944,590
Series B, 5.5%, 7/1/2035	5,000,000	5,052,300
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,009,640
		9,006,530
Tennessee 3.3%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,597,925
5.0%, 12/15/2018	2,160,000	2,208,125
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, Prerefunded, 8.0%, 7/1/2033	3,000,000	3,286,350
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	3,000,000	3,048,180
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	18,795,000	16,867,385
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, Mountain States Health Alliance, 6.5%, 7/1/2038	3,570,000	3,584,315
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, Prerefunded, 7.5%, 7/1/2033	5,000,000	5,451,700
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series C, 5.0%, 2/1/2027	6,435,000	6,080,174
Series A, 5.25%, 9/1/2018	8,000,000	8,135,760
		51,259,914
Texas 13.0%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	2,971,290
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	1,964,025
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 3.375%, 4/1/2027 (b)	4,910,000	2,778,274
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.2%, 7/1/2045	6,000,000	6,012,000
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	3,601,360
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	8,398,800
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 8.25%, 5/1/2033	7,000,000	2,882,320
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,477,080
Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:
Zero Coupon, 1/1/2030	5,000,000	1,328,700
Zero Coupon, 1/1/2032	3,500,000	779,695
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	10,100,000	9,882,850
La Vernia, TX, Higher Education Finance Corp. Revenue, Lifeschools of Dallas:
Series A, 7.25%, 8/15/2031	1,275,000	1,298,830
Series A, 7.5%, 8/15/2041	1,785,000	1,815,256
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	16,200,000	15,964,128
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	11,000,000	10,123,520
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,138,780
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Allied Waste NA, Inc. Project, Series A, AMT, 5.2%, 4/1/2018, GTY: Allied Waste Industries	1,500,000	1,519,860
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	1,016,700
Second Tier, Series F, 5.75%, 1/1/2038	17,500,000	17,518,025
First Tier, 6.0%, 1/1/2043	5,000,000	5,116,700
First Tier, Series A, 6.25%, 1/1/2039	9,525,000	9,884,854
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	6,780,560
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility, Mirador Project:
Series A, 8.125%, 11/15/2039	1,000,000	987,700
Series A, 8.25%, 11/15/2044	6,000,000	5,949,060
Texas, Dallas-Fort Worth International Airport Revenue, Series A, 5.25%, 11/1/2038	15,000,000	15,104,550
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	5,000,000	5,030,550
Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	6,733,407
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series D, 5.625%, 12/15/2017	13,480,000	14,483,721
Series D, 6.25%, 12/15/2026	16,875,000	17,966,644
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	10,265,700
Texas, Uptown Development Authority, Tax Increment Contract Revenue, Infrastructure Improvement Facilities, 5.5%, 9/1/2029	1,000,000	1,001,220
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,008,260
Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health:
7.0%, 11/1/2030	1,530,000	1,529,878
7.125%, 11/1/2040	3,580,000	3,534,140
		201,848,437
Vermont 0.0%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020 (c)	680,000	680,211
Virginia 1.1%
Arlington County, VA, Industrial Development Authority, Multi-Family Revenue, Westover Apartments, Series A, AMT, 0.21%***, 8/1/2047, LIQ: Freddie Mac	3,000,000	3,000,000
Virginia, Marquis Community Development Authority Revenue, 5.625%, 9/1/2018	7,500,000	6,000,450
Virginia, Mosaic District Community Development Authority Revenue, Series A, 6.875%, 3/1/2036 (d)	2,000,000	2,008,860
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	1,683,838
Virginia, Peninsula Town Center Community Development Authority Revenue, Special Obligation, 6.45%, 9/1/2037	5,459,000	4,990,345
		17,683,493
Washington 1.9%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	2,710,725
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,171,025
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: Radian	2,970,000	2,778,257
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037, INS: ACA	6,675,000	6,110,628
Series A, 6.125%, 8/15/2037	16,000,000	15,403,200
		30,173,835
West Virginia 0.8%
West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center, Series A, 5.625%, 9/1/2032	3,080,000	3,066,479
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	6,766,550
6.5%, 10/1/2038	3,000,000	2,790,570
		12,623,599
Wisconsin 1.1%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,131,050
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.625%, 4/15/2039	8,160,000	8,029,683
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,441,050
Wisconsin, State Health & Educational Facilities Authority Revenue, St. John's Communities, Inc., Series A, 7.625%, 9/15/2039	1,000,000	1,007,560
		16,609,343
Multi-State 0.3%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	4,393,438	3,974,480
Total Municipal Bonds and Notes (Cost $1,455,731,722)		1,436,848,989

Municipal Inverse Floating Rate Notes (e) 17.1%
California 0.3%
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027, INS: AGMC (f)	2,126,587	2,231,236
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028, INS: AGMC (f)	1,935,078	2,030,303
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.233%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
		4,261,539
Hawaii 0.7%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (f)	10,000,000	10,808,800
Trust: Hawaii, State General Obligation, Series 2867, 144A, 17.87%, 5/1/2027, Leverage Factor at purchase date: 4 to 1
Louisiana 0.7%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (f)	3,026,513	3,117,059
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (f)	3,304,152	3,403,004
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (f)	3,666,834	3,776,536
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.318%, 5/1/2033, Leverage Factor at purchase date: 2 to 1
		10,296,599
Nevada 2.7%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (f)	7,851,481	8,434,324
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (f)	8,203,602	8,812,585
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (f)	5,298,193	5,691,498
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.221%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2035 (f)	9,150,000	9,252,416
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2036 (f)	9,605,000	9,712,508
Trust: Las Vegas Valley, NV, General Obligation, Water District, 144A, 9.318%, 2/1/2035, Leverage Factor at purchase date: 2 to 1
		41,903,331
New York 2.4%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (f)	5,095,207	5,565,373
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 17.944%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 2/15/2035 (f)	10,000,000	10,316,200
Trust: New York, Puttable Floating Option Tax Exempt Receipts, 144A, 9.35%, 2/15/2035, Leverage Factor at purchase date: 2 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (f)	4,000,000	4,346,731
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (f)	3,000,000	3,260,048
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (f)	3,000,000	3,260,049
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 16.31%, 6/15/2025, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (f)	10,000,000	10,668,480
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 11.285%, 11/1/2027, Leverage Factor at purchase date: 2.5 to 1
		37,416,881
Ohio 0.8%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (f)	4,522,767	4,638,319
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (f)	7,712,913	7,909,972
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.439%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		12,548,291
Pennsylvania 2.6%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (f)	21,790,000	24,002,700
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 44.04%, 8/1/2023, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State Revenue Bond, Series A, 5.0%, 8/1/2024 (f)	15,475,000	16,870,054
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 12.792%, 8/1/2024, Leverage Factor at purchase date: 3 to 1
		40,872,754
Tennessee 1.0%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (f)	14,996,415	16,489,215
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 17.956%, 1/1/2024, Leverage Factor at purchase date: 4 to 1
Texas 3.6%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (f)	3,710,000	4,013,822
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (f)	4,315,000	4,668,368
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 17.838%, 2/15/2024, Leverage Factor at purchase date: 4 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (f)	5,500,000	5,782,315
Trust: Harris County, TX, Flood Control District, Series 4692, 144A, 9.44%, 10/1/2034, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (f)	15,000,000	16,506,600
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 13.58%, 2/1/2024, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (f)	10,000,000	11,042,100
Trust: Texas, North East Independent School District, Series 2355, 144A, 22.28%, 8/1/2024, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (f)	12,500,000	13,529,625
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 22.16%, 4/1/2026, Leverage Factor at purchase date: 5 to 1
		55,542,830
Washington 2.3%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (f)	10,000,000	10,699,900
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 22.28%, 7/1/2024, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (f)	10,000,000	10,789,600
Trust: Washington, State General Obligation, Series 2154, 144A, 22.28%, 7/1/2025, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023, INS: AGMC (f)	10,000,000	10,896,800
Trust: Washington, State General Obligation, Series 2302, 144A, 22.28%, 7/1/2023, Leverage Factor at purchase date: 5 to 1
Washington, State Public Power Supply System, Nuclear Project No. 2, 10.139%, 7/1/2012	3,000,000	3,332,400
		35,718,700
Total Municipal Inverse Floating Rate Notes (Cost $256,544,990)		265,858,940

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,712,276,712)+	109.3	1,702,707,929
Other Assets and Liabilities, Net	(9.3)	(145,367,609)
Net Assets	100.0	1,557,340,320

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A (b)	3.375%	4/1/2027	4,910,000	4,910,000	2,778,274
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT*	8.0%	9/1/2035	960,000	960,000	287,712
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A*	6.5%	9/1/2031	7,295,000	7,628,882	2,789,462
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2010	2,000,000	1,385,088	701,000
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2011	2,000,000	1,305,909	701,000
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2012	2,000,000	1,228,854	807,000
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2013	2,000,000	1,154,117	716,260
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	Zero Coupon	9/1/2014	2,000,000	1,081,820	654,980
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A*	5.7%	9/1/2012	1,000,000	998,477	434,780
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier*	7.375%	1/1/2030	6,000,000	5,798,546	10,500
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A*	7.25%	7/1/2033	3,000,000	2,910,069	1,048,500
				29,361,762	10,929,468

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** These securities are shown at their current rate as of May 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2011.

+ The cost for federal income tax purposes was $1,709,314,532. At May 31, 2011, net unrealized depreciation for all securities based on tax cost was $6,606,603. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,683,555 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $69,290,158.

(a) At May 31, 2011, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(b) Partial interest paying security. The rate shown represents 50% of the original coupon rate.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020	12/12/1989	667,124	680,211	0.04

(d) When-issued security.

(e) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(f) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ACA: ACA Financial Guaranty Corp.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

At May 31, 2011, swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
3/2/2012 3/2/2029	20,300,000	1	Fixed — 4.567%	Floating — LIBOR	(1,555,181)	—	(1,555,181)
8/2/2011 8/2/2029	9,750,000	2	Fixed — 3.83%	Floating — LIBOR	(14,142)	—	(14,142)
3/12/2012 3/10/2031	20,500,000	1	Fixed — 4.559%	Floating — LIBOR	(1,501,511)	—	(1,501,511)
4/27/2012 4/27/2031	15,700,000	2	Fixed — 4.352%	Floating — LIBOR	(628,873)	—	(628,873)
4/30/2012 4/28/2031	15,700,000	1	Fixed — 4.31%	Floating — LIBOR	(534,628)	—	(534,628)
5/12/2012 5/12/2031	13,250,000	3	Fixed — 4.193%	Floating — LIBOR	(221,291)	—	(221,291)
10/28/2011 10/31/2031	5,000,000	1	Fixed — 3.788%	Floating — LIBOR	105,243	—	105,243
4/30/2012 4/29/2032	5,100,000	1	Fixed — 4.336%	Floating — LIBOR	(185,526)	—	(185,526)
4/30/2012 4/28/2033	21,400,000	1	Fixed — 4.381%	Floating — LIBOR	(887,583)	—	(887,583)
Total net unrealized depreciation							(5,423,492)

Counterparties: 1 JPMorgan Chase Securities, Inc. 2 Citigroup, Inc. 3 Merrill Lynch & Co., Inc. LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (g)	$—	$1,702,707,929	$—	$1,702,707,929
Derivatives (h)	—	105,243	—	105,243
Total	$—	$1,702,813,172	$—	$1,702,813,172
Liabilities
Derivatives (h)	$—	$(5,528,735)	—	$(5,528,735)
Total	$—	$(5,528,735)	$—	$(5,528,735)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2011
Assets
Investments in securities, at value (cost $1,712,276,712)	$1,702,707,929
Cash	22,654
Receivable for investments sold	690,000
Receivable for Fund shares sold	6,021,129
Interest receivable	26,578,527
Unrealized appreciation on swap contracts	105,243
Due from Advisor	55,586
Other assets	72,975
Total assets	1,736,254,043
Liabilities
Payable for investments purchased — when-issued security	1,986,780
Payable for Fund shares redeemed	1,617,462
Payable for floating rate notes issued	166,354,570
Unrealized depreciation on swap contracts	5,528,735
Distributions payable	1,550,802
Accrued management fee	674,090
Other accrued expenses and payables	1,201,284
Total liabilities	178,913,723
Net assets, at value	$1,557,340,320
Net Assets Consist of
Undistributed net investment income	835,334
Net unrealized appreciation (depreciation) on: Investments	(9,568,783)
Swap contracts	(5,423,492)
Accumulated net realized gain (loss)	(54,228,901)
Paid-in capital	1,625,726,162
Net assets, at value	$1,557,340,320

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of May 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($432,372,826 ÷ 36,705,967 outstanding shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.78
Maximum offering price per share (100 ÷ 97.25 of $11.78)	$12.11
Class B Net Asset Value offering and redemption price per share ($8,576,325 ÷ 727,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78
Class C Net Asset Value offering and redemption price per share ($141,270,960 ÷ 11,984,976 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.79
Class S Net Asset Value offering and redemption price per share ($831,672,033 ÷ 70,536,523 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.79
Institutional Class Net Asset Value offering and redemption price per share ($143,448,176 ÷ 12,163,477 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$11.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2011
Investment Income
Income: Interest	$103,015,724
Expenses: Management fee	8,071,780
Administration fee	1,616,336
Services to shareholders	2,503,369
Distribution and service fees	2,814,552
Custodian fee	32,712
Professional fees	115,412
Reports to shareholders	123,695
Registration fees	152,696
Trustees' fees and expenses	59,560
Interest expense and fees on floating rate notes issued	1,500,978
Other	144,304
Total expenses before expense reductions	17,135,394
Expense reductions	(1,775,723)
Total expenses after expense reductions	15,359,671
Net investment income	87,656,053
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(8,508,940)
Swap contracts	(15,963,770)
(24,472,710)
Change in net unrealized appreciation (depreciation) on: Investments	(53,402,419)
Swap contracts	5,292,651
(48,109,768)
Net gain (loss)	(72,582,478)
Net increase (decrease) in net assets resulting from operations	$15,073,575

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended May 31, 2011
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$15,073,575
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(539,375,385)
Net amortization/accretion of premium (discount)	(1,710,031)
Proceeds from sales and maturities of long-term investments	567,831,588
(Increase) decrease in interest receivable	635,566
(Increase) decrease in other assets	168,909
(Increase) decrease in receivable for investments sold	(568,637)
Increase (decrease) in payable for investments and when-issued security purchased	(10,726,074)
Increase (decrease) in accrued expenses and payables	213,554
Change in net unrealized (appreciation) depreciation on investments	53,402,419
Change in net unrealized (appreciation) depreciation on swap contracts	(5,292,651)
Net realized (gain) loss from investments	8,508,940
Cash provided (used) by operating activities	$88,161,773
Cash Flows from Financing Activities
Proceeds from shares sold	575,099,510
Payments for shares redeemed	(641,519,025)
Distributions paid (net of reinvestment of distributions)	(23,715,048)
Increase (decrease) in payable for floating rate notes issued	1,820,060
Cash provided (used) by financing activities	(88,314,503)
Increase (decrease) in cash	(152,730)
Cash at beginning of period	175,384
Cash at end of period	$22,654
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$59,974,975
Interest expense and fees on floating rate notes issued	$(1,500,978)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$87,656,053	$72,465,348
Net realized gain (loss)	(24,472,710)	(2,305,351)
Change in net unrealized appreciation (depreciation)	(48,109,768)	110,365,253
Net increase (decrease) in net assets resulting from operations	15,073,575	180,525,250
Distributions to shareholders from: Net investment income: Class A	(23,841,800)	(19,533,346)
Class B	(435,703)	(590,792)
Class C	(6,706,335)	(5,390,230)
Class S	(44,814,440)	(41,790,468)
Institutional Class	(7,896,277)	(3,865,348)
Total distributions	(83,694,555)	(71,170,184)
Fund share transactions: Proceeds from shares sold	571,021,261	777,937,281
Reinvestment of distributions	59,974,975	46,488,344
Payments for shares redeemed	(640,862,996)	(347,677,771)
Net increase (decrease) in net assets from Fund share transactions	(9,866,760)	476,747,854
Increase (decrease) in net assets	(78,487,740)	586,102,920
Net assets at beginning of year	1,635,828,060	1,049,725,140
Net assets at end of year (including undistributed net investment income of $835,334 and $432,114, respectively)	$1,557,340,320	$1,635,828,060

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.23	$11.21	$12.46	$12.83	$12.78
Income from investment operations: Net investment income	.61	.62	.64	.59	.59
Net realized and unrealized gain (loss)	(.45)	1.02	(1.25)	(.37)	.05
Total from investment operations	.16	1.64	(.61)	.22	.64
Less distributions from: Net investment income	(.61)	(.62)	(.64)	(.59)	(.59)
Net realized gains	—	—	(.00 )*	—	—
Total distributions	(.61)	(.62)	(.64)	(.59)	(.59)
Net asset value, end of period	$11.78	$12.23	$11.21	$12.46	$12.83
Total Return (%)a,b	1.37	14.96	(4.48)	1.73	5.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	432	464	275	334	196
Ratio of expenses before expense reductions (including interest expense) (%)c	1.08	1.05	1.39	1.60	1.20
Ratio of expenses after expense reductions (including interest expense) (%)c	1.03	1.03	1.31	1.57	1.20
Ratio of expenses after expense reductions (excluding interest expense) (%)	.94	.93	.92	.94	.96
Ratio of net investment income (%)	5.35	5.31	6.10	4.67	4.56
Portfolio turnover rate (%)	30	28	82	70	57
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.23	$11.21	$12.46	$12.84	$12.78
Income from investment operations: Net investment income	.52	.53	.56	.49	.49
Net realized and unrealized gain (loss)	(.45)	1.02	(1.25)	(.38)	.06
Total from investment operations	.07	1.55	(.69)	.11	.55
Less distributions from: Net investment income	(.52)	(.53)	(.56)	(.49)	(.49)
Net realized gains	—	—	(.00 )*	—	—
Total distributions	(.52)	(.53)	(.56)	(.49)	(.49)
Net asset value, end of period	$11.78	$12.23	$11.21	$12.46	$12.84
Total Return (%)a,b	.61	14.10	(5.19)	.88	4.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	12	14	28	41
Ratio of expenses before expense reductions (including interest expense) (%)c	1.87	1.82	2.17	2.37	1.97
Ratio of expenses after expense reductions (including interest expense) (%)c	1.78	1.77	2.06	2.32	1.96
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.69	1.67	1.67	1.69	1.73
Ratio of net investment income (%)	4.59	4.57	5.35	3.92	3.79
Portfolio turnover rate (%)	30	28	82	70	57
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.24	$11.22	$12.47	$12.84	$12.78
Income from investment operations: Net investment income	.52	.53	.56	.49	.49
Net realized and unrealized gain (loss)	(.45)	1.02	(1.25)	(.37)	.06
Total from investment operations	.07	1.55	(.69)	.12	.55
Less distributions from: Net investment income	(.52)	(.53)	(.56)	(.49)	(.49)
Net realized gains	—	—	(.00 )*	—	—
Total distributions	(.52)	(.53)	(.56)	(.49)	(.49)
Net asset value, end of period	$11.79	$12.24	$11.22	$12.47	$12.84
Total Return (%)a,b	.61	14.11	(5.17)	.98	4.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	154	87	87	57
Ratio of expenses before expense reductions (including interest expense) (%)c	1.82	1.84	2.16	2.31	1.96
Ratio of expenses after expense reductions (including interest expense) (%)c	1.78	1.78	2.06	2.31	1.96
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.69	1.68	1.67	1.68	1.73
Ratio of net investment income (%)	4.60	4.56	5.35	3.93	3.79
Portfolio turnover rate (%)	30	28	82	70	57
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.24	$11.22	$12.47	$12.85	$12.79
Income from investment operations: Net investment income	.64	.65	.67	.62	.62
Net realized and unrealized gain (loss)	(.45)	1.02	(1.25)	(.38)	.06
Total from investment operations	.19	1.67	(.58)	.24	.68
Less distributions from: Net investment income	(.64)	(.65)	(.67)	(.62)	(.62)
Net realized gains	—	—	(.00 )*	—	—
Total distributions	(.64)	(.65)	(.67)	(.62)	(.62)
Net asset value, end of period	$11.79	$12.24	$11.22	$12.47	$12.85
Total Return (%)a	1.63	15.22	(4.23)	1.90	5.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	832	858	645	787	669
Ratio of expenses before expense reductions (including interest expense) (%)b	.94	.98	1.30	1.53	1.04
Ratio of expenses after expense reductions (including interest expense) (%)b	.78	.78	1.06	1.32	.96
Ratio of expenses after expense reductions (excluding interest expense) (%)	.69	.68	.67	.69	.73
Ratio of net investment income (%)	5.60	5.56	6.35	4.92	4.79
Portfolio turnover rate (%)	30	28	82	70	57
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.24		$11.22		$12.48		$12.85	$12.79
Income from investment operations: Net investment income	.64		.66		.67		.62	.62
Net realized and unrealized gain (loss)	(.45)		1.02		(1.26)		(.37)	.06
Total from investment operations	.19		1.68		(.59)		.25	.68
Less distributions from: Net investment income	(.64)		(.66)		(.67)		(.62)	(.62)
Net realized gains	—		—		(.00	)*	—	—
Total distributions	(.64)		(.66)		(.67)		(.62)	(.62)
Net asset value, end of period	$11.79		$12.24		$11.22		$12.48	$12.85
Total Return (%)	1.66	a	15.33	a	(4.26	)a	2.00	5.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143		147		28		6	3
Ratio of expenses before expense reductions (including interest expense) (%)b	.82		.79		1.13		1.32	.92
Ratio of expenses after expense reductions (including interest expense) (%)b	.75		.76		1.06		1.32	.92
Ratio of expenses after expense reductions (excluding interest expense) (%)	.66		.66		.67		.69	.69
Ratio of net investment income (%)	5.62		5.58		6.35		4.92	4.83
Portfolio turnover rate (%)	30		28		82		70	57
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax-Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2011 was approximately $175,261,000, with a weighted average interest rate of 0.86%.

When Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $34,901,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000), May 31, 2014 ($2,294,000), May 31, 2015 ($234,000), May 31, 2017 ($3,436,000), May 31, 2018 ($19,507,000) and May 31, 2019 ($3,468,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2010 through May 31, 2011, the Fund incurred approximately $21,781,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$2,736,230
Undistributed ordinary income	$385,261
Capital loss carryforwards	$(34,901,000)
Net unrealized appreciation (depreciation) on investments	$(6,606,603)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2011	2010
Distributions from tax-exempt income	$83,694,555	$71,107,816
Distributions from ordinary income	$—	$62,368

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2011.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. For the year ended May 31, 2011, to help mitigate this interest rate risk, the Fund invested in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of May 31, 2011 is included in a table following the Fund's Investment Portfolio. For the period ended May 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $126,700,000 to $183,250,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$105,243

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(5,528,735)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended May 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(15,963,770)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$5,292,651

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

C. Purchases and Sales of Securities

During the year ended May 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $539,375,385 and $567,831,588, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

Accordingly, for the year ended May 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

For the period from June 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.94%
Class B	1.69%
Class C	1.69%
Class S	.69%
Institutional Class	.69%

Effective October 1, 2010 though September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.93%
Class B	1.68%
Class C	1.68%
Class S	.68%
Institutional Class	.68%

In addition, for the period from June 1, 2010 through September 30, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.66%. The voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2011, the Administration Fee was $1,616,336, of which $130,274 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$74,536	$74,536
Class B	3,151	3,151
Class C	28,529	28,529
Class S	582,495	582,495
Institutional Class	8,138	8,138
	$696,849	$696,849

In addition, for the year ended May 31, 2011, the Advisor reimbursed the Fund $795,352 and $85,350 of non-affiliated sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2011
Class B	$75,551	$5,446
Class C	1,158,448	89,302
	$1,233,999	$94,748

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2011	Annual Effective Rate
Class A	$1,165,872	$156,688	$142,452	.22%
Class B	25,398	6,204	2,229	.19%
Class C	389,283	35,280	61,048	.23%
	$1,580,553	$198,172	$205,729

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2011 aggregated $77,405.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2011, the CDSC for Class B and Class C shares aggregated $29,954 and $42,292, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2011, DIDI received $65,304 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,744, of which $9,591 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2011.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	16,110,700	$193,018,839	23,569,450	$280,263,805
Class B	11,371	137,257	230,116	2,698,880
Class C	3,601,297	43,367,351	6,181,997	73,583,934
Class S	20,949,342	249,135,026	24,220,534	287,642,776
Institutional Class	7,179,126	85,362,788	11,124,941	133,747,886
		$571,021,261		$777,937,281
Shares issued to shareholders in reinvestment of distributions
Class A	1,602,869	$19,088,650	1,246,340	$14,830,323
Class B	24,060	286,691	29,327	347,483
Class C	385,339	4,590,267	283,467	3,373,765
Class S	2,512,790	29,939,383	2,165,322	25,730,738
Institutional Class	509,567	6,069,984	182,754	2,206,035
		$59,974,975		$46,488,344
Shares redeemed
Class A	(18,989,043)	$(223,572,492)	(11,337,594)	$(134,718,387)
Class B	(283,211)	(3,378,596)	(566,970)	(6,637,185)
Class C	(4,624,470)	(54,279,870)	(1,639,776)	(19,514,260)
Class S	(23,044,069)	(272,715,446)	(13,782,080)	(164,883,465)
Institutional Class	(7,506,226)	(86,916,592)	(1,815,077)	(21,924,474)
		$(640,862,996)		$(347,677,771)
Net increase (decrease)
Class A	(1,275,474)	$(11,465,003)	13,478,196	$160,375,741
Class B	(247,780)	(2,954,648)	(307,527)	(3,590,822)
Class C	(637,834)	(6,322,252)	4,825,688	57,443,439
Class S	418,063	6,358,963	12,603,776	148,490,049
Institutional Class	182,467	4,516,180	9,492,618	114,029,447
		$(9,866,760)		$476,747,854

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Strategic High Yield Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Strategic High Yield Tax-Free Fund (the "Fund") at May 31, 2011, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts July 26, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC HIGH YIELD TAX FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$81,417	$0	$0	$0
2010	$79,821	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax-Free Fund, a series of DWS Municipal Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 27, 2011